                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the registrant /_/

Check the appropriate box:
/_/ Preliminary Proxy Statement            /_/ Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Under Rule 14a-12

                         PHILLIPS-VAN HEUSEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/  No fee required.
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/_/  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                         PHILLIPS-VAN HEUSEN CORPORATION

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------

      The Annual Meeting of Stockholders of PHILLIPS-VAN HEUSEN CORPORATION (the "Company"), a Delaware corporation, will be held at the headquarters of Citibank, N.A., 399 Park Avenue, Twelfth Floor Auditorium, New York, New York, on Tuesday, June 13, 2000, at 10:00 a.m., for the following purposes:

      (1) to elect 11 directors of the Company to serve for a term of one year;

      (2) to consider and act upon a proposal to approve the Company's 2000 Stock Option Plan;

      (3) to consider and act upon a proposal to approve the Company's Performance Incentive Bonus Plan;

      (4) to consider and act upon a proposal to approve the Company's Long-Term Incentive Plan;

      (5) to consider and act upon a proposal to ratify the appointment of auditors for the Company to serve for the current fiscal year; and

      (6) to consider and act upon such other matters as may properly come before the meeting.

      Only stockholders of record at the close of business on April 14, 2000 are entitled to vote at the meeting.

      Attendance at the meeting will be limited to holders of record of the Company's Common Stock or their proxies, beneficial owners having evidence of ownership and guests of the Company. If you hold stock through a bank or broker, a copy of an account statement from your bank or broker as of the record date will suffice as evidence of ownership.

      You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.


                                             By order of the Board of Directors,


                                             MARK D. FISCHER
                                             Secretary
New York, New York
May 1, 2000









--------------------------------------------------------------------------------
IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                         PHILLIPS-VAN HEUSEN CORPORATION

                                 ---------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  June 13, 2000

                                 ---------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHILLIPS-VAN HEUSEN CORPORATION (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the headquarters of Citibank, N.A., 399 Park Avenue, Twelfth Floor Auditorium, New York, New York, on Tuesday, June 13, 2000, at 10:00 a.m. and at any adjournments thereof.

      The principal executive offices of the Company are located at 200 Madison Avenue, New York, New York 10016-3903. The approximate date on which this Proxy Statement and the enclosed proxy card were first sent or given to stockholders was May 1, 2000.

      Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of elections at the meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      Stockholders of record at the close of business on April 14, 2000 will be entitled to one vote for each share of the Company's Common Stock (the "Common Stock") then held. There were outstanding on such date 27,289,869 shares of Common Stock. The Common Stock is the only outstanding class of voting stock of the Company.

      The rights to purchase shares of the Company's Series A Cumulative Participating Preferred Stock, which automatically trade with the Common Stock, do not vote. Such rights become exercisable, subject to certain exceptions, 10 days after a person or affiliated or associated group acquires 20% or more of the outstanding shares of Common Stock in a transaction not previously approved by the Company's Board of Directors or commences a tender offer for 30% or more of the outstanding shares of Common Stock, unless the rights theretofore have been redeemed or have expired.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents certain information with respect to the persons who are known to the Company to be the beneficial owners of more than five percent of the Common Stock as of April 21, 2000. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.


                                                                                     Amount
      Name and Address of                                                         Beneficially     Percent of
      Beneficial Owner                                                               Owned            Class
      -------------------                                                         ------------     ----------
      Vaneton International, Inc.(1)............................................    4,929,001        18.06
        P.O. Box 3340
        Road Town
        Tortola, British Virgin Islands
      Crabbe Huson Group, Inc.(2)...............................................    2,205,189         8.08
        121 SW Morrison
        Suite 1400
        Portland, Oregon 97204
      High Rock Capital LLC(3)..................................................    2,068,900         7.6
        28 State Street
        18th Floor
        Boston, Massachusetts 02109
      Dimensional Fund Advisors Inc.(4).........................................    1,900,800         6.97
        1299 Ocean Avenue, 11th Floor
        Santa Monica, California 90401
      The Prudential Insurance
        Company of America(5)...................................................    1,457,700         5.34
        751 Broad Street
        Newark, New Jersey 07102-3777
      Mellon Financial Corporation(6)...........................................    1,399,168         5.12
        One Mellon Bank Center
        Pittsburgh, Pennsylvania 15258
      PVH Associates Investment Plan Committee(7)...............................    1,375,037         5.04
        200 Madison Avenue
        New York, New York 10016

-----------------------------
1 Dr. Richard Lee, 6/F TAL Building, 49 Austin Road, Kowloon, Hong Kong, may be deemed to beneficially own the 4,929,001 shares of Common Stock owned of record by Vaneton International, Inc. Dr. Richard Lee and Vaneton International, Inc. have shared voting and dispositive power over such shares. Information as to the shares of Common Stock beneficially owned by Vaneton International, Inc. and Dr. Richard Lee is as of January 31, 2000, as set forth in a Form 4 dated February 7, 2000 and filed with the Securities and Exchange Commission.

2 Crabbe Huson Group, Inc. ("CHG") is a registered investment adviser which shares with investors for which it serves as investment adviser voting power over 2,036,989 shares and dispositive power over 2,205,189 shares of Common Stock owned by such investors. CHG disclaims beneficial ownership of all shares owned by such investors. Information as to the shares of Common Stock which may be deemed to be beneficially owned by CHG is as of December 31, 1999, as set forth in a Schedule 13G dated February 3, 2000 and filed with the Securities and Exchange Commission.

3 High Rock Capital LLC ("HRC"), a registered investment adviser, is the record owner of 2,010,300 shares of Common Stock. HRC is an affiliate of High Rock Asset Management LLC ("HRAM"), the record holder of 58,600 shares of Common Stock. Each of HRC and HRM may be deemed to own beneficially the aggregate of 2,068,900 shares owned between them by virtue of their relationship as affiliates. Each of HRC and HRAM disclaims beneficial ownership of the shares of Common Stock owned by the other. Information as to the shares of Common Stock owned or which may be deemed to be beneficially owned by HRC and HRAM is as of December 31, 1999, as set forth in a Schedule 13G dated February 14, 2000 and filed with the Securities and Exchange Commission.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

4 Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment adviser, furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts are referred to as the "Funds"). In its role as investment advisor or manager, Dimensional possesses both voting and/or investment power over the Common Stock owned by the Funds. Dimensional disclaims beneficial ownership of such securities. Information as to the shares of Common Stock which may be deemed to be owned beneficially by Dimensional is as of December 31, 1999, as set forth in a Schedule 13G dated February 11, 2000 and filed with the Securities and Exchange Commission.

5 Prudential Insurance Company of American ("Prudential") is an insurance company and a registered investment adviser which may have direct or indirect voting and/or investment discretion over 1,457,700 shares of Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential reported that it shares voting and dispositive power with respect to 1,084,500 of the shares it may be deemed to own beneficially. Prudential reported the combined holdings of such entities for administrative convenience and such filing should not be construed as an admission by Prudential that it is, for purposes of Section 13 or 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the beneficial owner of such shares. Information as to the shares of Common Stock which may be deemed to be owned beneficially by Prudential is as of December 31, 1999, as set forth in a Schedule 13G dated January 31, 2000 and filed with the Securities and Exchange Commission.

6 Mellon Financial Corporation ("MFC"), through certain of its direct and indirect subsidiaries, may be deemed to be the beneficial owner of 1,399,168 shares of Common Stock, including 7,200 shares of Common Stock with respect to which it shares voting power and 30,300 shares of Common Stock with respect to which it shares dispositive power. Information as to the shares of Common Stock which may be deemed to be owned beneficially by MFC is as of December 31, 1999, as set forth in a Schedule 13G dated January 26, 1999 and filed with the Securities and Exchange Commission, which filing is not to be construed as an admission by MFC that MFC or any such subsidiary is, for purposes of Section 13(d) or 13(g) of the Exchange Act, a beneficial owner of such shares.

7 Includes all of the shares of Common Stock held in the Master Trust for the PVH Stock Fund. The PVH Stock Fund is one of the investment options under the Company's Associates Investment Plans (the "AIPs"), which are employee benefit plans under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. All such shares are held on behalf of the employees of the Company and its subsidiaries who are participants in one of the AIPs (consisting of the PVH Associates Investment Plan for Hourly Associates, the PVH Associates Investment Plan for Salaried Associates and the PVH Associates Investment Plan for Residents of the Commonwealth of Puerto Rico) and who have elected to make investments in the PVH Stock Fund. Participants in the AIPs who make investments in the PVH Stock Fund may direct the vote of shares of Common Stock held in the Master Trust for the PVH Stock Fund only with respect to tender or exchange offers subject to Section 13(e) or Section 14(d) of the Exchange Act and matters which, if approved or disapproved, would result in a change in control of the Company (as defined in the AIPs). The AIP Committee has the right to vote such shares for all other matters. These employees have the right under certain circumstances to receive a distribution of shares of Common Stock held for their benefit in the Master Trust, but the Committee makes the decision regarding the disposition of Common Stock held in the Master Trust. Information as to the shares of Common Stock held in the Master Trust for the PVH Stock Fund is as of December 31, 1999, as set forth in a Schedule 13G dated February 2, 2000 and filed with the Securities and Exchange Commission.

      The following table presents certain information with respect to the number of shares of Common Stock beneficially owned by each of the directors and nominees for director of the Company, the Chief Executive Officer, the four most highly compensated executive officers of the Company other than the Chief Executive Officer and all of the directors, nominees for director and executive officers of the Company as a group as of April 21, 2000.


                                                                                    Amount
                                                                                 Beneficially     Percent of
     Name                                                                            Owned(1)       Class
     -----                                                                       --------------   -----------
     Michael J. Blitzer........................................................      33,129           *
     Emanuel Chirico...........................................................      33,605           *
     Edward H. Cohen...........................................................      21,448           *
     Joseph B. Fuller..........................................................      10,948           *
     Joel H. Goldberg..........................................................      21,933           *
     Marc Grosman..............................................................       2,333           *
     Dennis F. Hightower.......................................................       2,833           *
     Bruce J. Klatsky..........................................................     147,698           *
     Maria Elena Lagomasino....................................................       9,262           *
     Harry N.S. Lee(2) ........................................................       8,261           *
     Bruce Maggin..............................................................      42,948           *
     Allen E. Sirkin...........................................................      68,459           *
     Peter J. Solomon..........................................................      27,448           *
     Mark Weber................................................................      80,803           *
     All directors, nominees for director and executive officers as a group
     (14 persons)..............................................................     475,170          1.7

-----------------------------
*     Less than 1% of class.

1 The figures in the table are based upon information furnished to the Company by the directors, nominees for director and executive officers. The figures do not include the shares held for the executive officers in the Master Trust for the PVH Stock Fund, nor do they include the 1,375,037 shares of Common Stock (5.04%) held in such Master Trust as of December 31, 1999 for all participants in the AIPs who invest in the PVH Stock Fund. Mr. Chirico is a member of the committee that administers the AIPs and has the power, under most circumstances, to vote the shares held in the Master Trust. See Note 7 to the prior table for information regarding the shares of Common Stock held in the Master Trust. Except as otherwise indicated below, each of the directors, nominees for director and executive officers has sole voting and investment power with respect to the shares listed as owned by them.

2 Harry N.S. Lee is an indirect minority shareholder of Vaneton International, Inc., which beneficially owns 4,929,001 shares of Common Stock (18.06%). See Note 1 to the prior table for certain information regarding Vaneton International, Inc.

      The figures in the foregoing table include 600 shares held by Joel H. Goldberg and his wife as custodian for their children, as to which Mr. Goldberg has disclaimed beneficial ownership, 190 shares held by Bruce J. Klatsky's child, as to which Mr. Klatsky has disclaimed beneficial ownership, 12,000 shares held by Bruce Maggin as custodian for his children, as to which Mr. Maggin has disclaimed beneficial ownership, and 100 shares held by Mr. Sirkin's wife as custodian for one of Mr. Sirkin's children, as to which Mr. Sirkin has disclaimed beneficial ownership.

      The foregoing table also includes shares which the following directors and executive officers have the right to acquire within 60 days upon the exercise of options granted under the Company's stock option plans: Michael J. Blitzer, 33,129 shares; Emanuel Chirico, 30,105 shares; Edward H. Cohen, 15,448 shares; Joseph B. Fuller, 10,448 shares; Joel Goldberg, 1,333 shares; Marc Grosman, 1,333 shares; Dennis Hightower, 1,333 shares; Bruce J. Klatsky, 98,840 shares; Maria Elena Lagomasino, 9,062 shares; Harry N.S. Lee, 7,261 shares; Bruce Maggin, 15,448 shares; Allen E. Sirkin, 68,359 shares; Peter J. Solomon, 15,448 shares; Mark Weber, 53,303 shares; and all directors, nominees for director and executive officers as a group, including the foregoing, 360,850 shares.

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of 11 members, all of one class. All members of the Board of Directors are elected by the stockholders at the Annual Meeting of Stockholders of the Company for a term of one year or until their successors are elected and qualified. All of the nominees for director have previously been elected directors of the Company by the stockholders.

      The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the meeting. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

      The Board of Directors recommends a vote FOR the election of the 11 nominees named below. Proxies received in response to this solicitation will be voted FOR the election of the nominees unless otherwise specified in a proxy.

                                                                                                            Year
                                                                                                          Became a
Name                                                        Principal Occupation                  Age     Director
----                                                        --------------------                  ---     --------
Edward H. Cohen...........................................  Senior Partner of Rosenman & Colin     61       1987
                                                            LLP, a law firm

Joseph B. Fuller..........................................  President and Chief Executive          43       1991
                                                            Officer of Monitor Company, a
                                                            management consulting firm

Joel H. Goldberg..........................................  President of Career Consultants,       56       1997
                                                            Inc., a management consulting firm

Marc Grosman..............................................  Founder and Chief Executive            45       1997
                                                            Officer of Marc Laurent SA, the
                                                            owner of a chain of European
                                                            apparel stores which trade under
                                                            the name CELIO

Dennis F. Hightower.......................................  Professor of Management, Harvard       58       1997
                                                            University Graduate School of
                                                            Business Administration

Bruce J. Klatsky..........................................  Chairman and Chief Executive           51       1985
                                                            Officer of the Company

Maria Elena Lagomasino....................................  Managing Director, The Chase           51       1993
                                                            Manhattan Private Bank

Harry N.S. Lee............................................  Managing Director of TAL Apparel       57       1995
                                                            Limited, an apparel manufacturer
                                                            and exporter based in Hong Kong

Bruce Maggin..............................................  Principal of The H.A.M. Media          57       1987
                                                            Group, LLC, a media investment
                                                            company, and Chief Executive
                                                            Officer of atTV Media, Inc., a
                                                            marketer of interactive television
                                                            advertising

Peter J. Solomon..........................................  Chairman of Peter J. Solomon           61       1987
                                                            Company Limited, an investment
                                                            banking firm

Mark Weber................................................  President and Chief Operating          51       1998
                                                            Officer of the Company

      Mr. Cohen is also a director of Franklin Electronic Publishers, Inc., Levcor International, Inc. and Merrimac Industries, Inc. Mr. Goldberg is also a director of Hampshire Group, Limited and Merrimac Industries, Inc. Mr. Grosman is also a director of Aigle SA. Mr. Hightower is also a director of The Gillette Company, Northwest Airlines Corporation, PanAmSat Corporation and The TJX Companies, Inc. Mr. Maggin is also a director of NewStar Media, Inc. Mr. Solomon is also a director of Baker, Fentress & Company, General Cigar Holding, Inc., Monro Muffler Brake, Inc. and Office Depot, Inc.

      Each of the directors has been engaged in the principal occupation indicated in the foregoing table for more than the past five years, except Mr. Maggin, who, until October 1996, was Executive Vice President of Multimedia Group, Capital Cities/ABC, Inc.; Mr. Hightower, who was President of Walt Disney Television and Telecommunications from 1995 until June 1996; and Mr. Weber, who was elected President and Chief Operating Officer of the Company in March 1998, having served as Vice Chairman of the Company for the prior three years.

      No family relationship exists between any director or executive officer of the Company.

      The Company will consider for election to the Board of Directors a nominee recommended by a stockholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to the Secretary of the Company.

Committees and Meetings of the Board of Directors

      During the fiscal year ended January 30, 2000, there were five meetings of the Board of Directors. All of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served, except Mr. Harry Lee, who attended three of the five Board meetings.

      The Board of Directors of the Company has a standing Audit Committee and a standing Compensation Committee; the Company does not have a standing Nominating Committee.

      Audit Committee

      The Audit Committee is composed of Messrs. Cohen, Hightower and Maggin. Pursuant to its charter, the Audit Committee is charged with providing assistance to the Board of Directors in fulfilling the Board's statutory responsibilities relating to the quality and integrity of the Company's financial reports, monitoring the Company's financial reporting process and internal control system and performing such other activities consistent with its charter and the Company's By-laws as the Audit Committee or the Board deems appropriate. The Audit Committee held three meetings during the fiscal year ended January 30, 2000.

      Compensation Committee

      The Compensation Committee, composed of Ms. Lagomasino and Messrs. Fuller and Hightower, is charged with setting the compensation of all executive officers, administering the Company's existing stock option plans and its cash-based incentive compensation plans for the executive officers, adopting new cash-based incentive compensation plans and implementing changes and improvements to existing cash-based incentive compensation plans for the executive officers and, subject to approval by the Board of Directors, recommending new stock option plans and other equity-based compensation plans and implementing changes and improvements to the existing stock option plans. The Compensation Committee also provides guidance to the executive officers regarding the compensation of the Company's corporate and divisional officers. The Compensation Committee held two meetings during the fiscal year ended January 30, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from its executive officers and directors, all filing requirements of Section 16(a) of said Act were complied with during the fiscal year ended January 30, 2000.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following table summarizes all plan and non-plan compensation awarded to, earned by or paid to the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer (together, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three fiscal years, ended January 30, 2000, January 31, 1999 and February 1, 1998 (fiscal years 1999, 1998 and 1997, respectively).


                                                                                       Long-Term
                                                                                     Compensation
                                                      Annual Compensation            ------------
                                                     ---------------------              Awards              All Other
Name and                                 Fiscal      Salary          Bonus              Options           Compensation(1)
Principal Position                        Year        ($)             ($)                 (#)                  ($)
------------------                       ------      ------          -----           ------------          ------------

Michael J. Blitzer...................     1999       600,000         120,000(2)          30,000             57,432
Vice Chairman,                            1998       600,000           -                 40,000             55,951
   Phillips-Van Heusen Corporation        1997       475,000           -                 20,000             21,864

Emanuel Chirico......................     1999       475,000         400,000             30,000             25,159
Executive Vice President and CFO,         1998       392,420         100,000             55,000             19,190
   Phillips-Van Heusen Corporation        1997       350,000           -                 20,000             17,776

Bruce J. Klatsky.....................     1999       850,000       1,207,600            100,000             96,056
Chairman and CEO,                         1998       850,000         700,000            100,000             49,485
   Phillips-Van Heusen Corporation        1997       850,000           -                 60,000             63,497

Allen E. Sirkin......................     1999       650,000         415,000(2)          30,000             39,746
Vice Chairman,                            1998       650,000         339,445(3)          30,000             28,136
   Phillips-Van Heusen Corporation        1997       650,000           -                 30,000             27,536

Mark Weber...........................     1999       700,000         612,725             50,000             63,822
President and COO,                        1998       690,417         200,000             75,000             42,187
   Phillips-Van Heusen Corporation        1997       600,000           -                 30,000             25,855


      No other annual compensation, restricted stock awards, stock appreciation rights ("SARs") or long-term incentive plan ("LTIP") payouts (all as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by or paid to the Named Executive Officers during any of the Company's last three years.

-------------------------

1 All Other Compensation includes payments or contributions required by the AIPs and Supplemental Savings Plan, Executive Medical Reimbursement Insurance Plan and Educational Benefit Trust.

     Under the AIPs, each employee, including the Named Executive Officers, eligible to participate may authorize his or her employer to withhold a specified percentage of his or her compensation, up to 6% in the case of certain management and highly compensated employees, including the Named Executive Officers, and otherwise up to 15% (subject to certain limitations). Under the Supplemental Savings Plan applicable to certain management and highly


                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

     compensated employees, each employee, including the Named Executive Officers, eligible to participate may currently authorize his or her employer to withhold a specified percentage of his or her compensation, up to 15% after deductions for contributions to the AIPs. Prior to April 1, 1999, the Company or its subsidiaries contributed an amount equal to 50% of an employee's contribution up to a maximum of 3% of such employee's total compensation. The Company or its subsidiaries currently will contribute an amount equal to 100% of the first 2% of total compensation contributed by an employee and an amount equal to 25% of the next 4% of total compensation contributed by such employee.

     Prior to April 1, 1999, the entire amount contributed by the Company was invested in the PVH Stock Fund, which invests in the Common Stock, and the amount contributed by the employee was invested, at the employee's direction, in up to six investment funds (including up to 25% in the PVH Stock Fund), except that, in the case of the Supplemental Savings Plan, the Company's contribution was in the form of phantom shares of Common Stock and the employee's contribution earned interest at the same rate as is paid on 10-year United States Treasury bonds. Since April 1, 1999, the amounts contributed by the Company and the amounts contributed by the employee have been invested, at the employee's direction, in up to eight investment funds, including the PVH Stock Fund (with a 25% limit on the amount of an employee's contributions which may be invested in the PVH Stock Fund). However, in the case of the Supplemental Savings Plan, the Company contributions, at the employee's direction, either have been invested in the form of phantom shares of Common Stock or have earned interest at the same rate as is paid on 10-year United States Treasury bonds and the employee's contributions have earned interest at the same rate as is paid on 10-year United States Treasury bonds, except that the Company's contribution for certain employees, including the Named Executive Officers, may not be invested in the form of phantom shares and may only earn interest at the same rate as 10-year Treasury bonds. Prior to April 1, 1999, a participant's interest in the amounts arising out of employer contributions vested after the earlier of five years, at age 65 or upon disability or death. Since April 1, 1999, a participant's interest in the amounts arising out of employer contributions have vested ratably over four years, or, if earlier, at age 65 or upon disability or death. In the fiscal years 1999, 1998 and 1997, respectively, the Company made contributions which are reflected under this column in the amounts of $19,481, $18,865 and $14,724 for Mr. Blitzer; $17,992, $12,067 and $10,636 for Mr. Chirico;
     $50,794, $27,710 and $26,826 for Mr. Klatsky; $32,579, $21,013 and $20,396
     for Mr. Sirkin; and $29,313, $21,965 and $18,715 for Mr. Weber.

     The Company's Executive Medical Reimbursement Insurance Plan covers eligible employees for most medical charges up to a specified annual maximum. The Company incurred $7,167, $7,123 and $7,140 during fiscal years 1999, 1998 and 1997, respectively, as annual premiums for coverage for each of the Named Executive Officers, which amounts are reflected under this column.

     Under the Company's Educational Benefit Trust, children of eligible employees received reimbursement of tuition and room and board charges while attending an accredited college or vocational school. The plan was terminated in 1986, except with respect to children who were then covered by the plan. For fiscal years 1999, 1998 and 1997, respectively, the benefits received by the Named Executive Officers, which are reflected under this column, were in the amounts of $30,784, $29,964 and $0 for Mr. Blitzer; $38,095, $14,652 and $29,531 for Mr. Klatsky; and $27,342, $13,099
     and $0 for Mr. Weber.

2 Represents a discretionary bonus contingently awarded to Mr. Blitzer and a bonus which Mr. Sirkin qualified for under the Company's 1999 Executive Officer Bonus Program due to the fiscal 1999 performance of the Company's Dress Shirt division, of which Mr. Sirkin is Chairman. Each such officer's bonus is payable only if he remains in the Company's employ during a vesting period that ends on the first day of the 2001 fiscal year, subject to certain exceptions and limitations.

3 Represents the payment in the current fiscal year of a bonus Mr. Sirkin qualified for under the Company's 1998 Executive Officer Bonus Program due to the fiscal 1998 performance of the Company's Dress Shirt division, of which he is Chairman, the payment of which was subject to his continued employment during a vesting period that ended on the first day of the current fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information with respect to grants of stock options to purchase Common Stock pursuant to the Company's 1997 Stock Option Plan (the "1997 Option Plan") granted to the Named Executive Officers during the fiscal year ended January 30, 2000. No stock appreciation rights have been granted by the Company.

                                                                 Individual Grants
                             ------------------------------------------------------------------------------------------
                                                                                                Potential Realizable
                                                 Percent of                                       Value at Assumed
                                                    Total                                      Annual Rates of Stock
                                                   Options                                     Price Appreciation For
                                                 Granted to                                          Option Term
                                     Options      Employees     Exercise                       ------------------------
                                    Granted(1)    in Fiscal      Price       Expiration            5%             10%
   Name                                (#)          Year         ($/sh)         Date              ($)             ($)
   ----                            -----------    ---------     --------     ----------         -------       ---------
   Michael J. Blitzer.............   30,000          4.4         9.8125        6/4/09           185,130         469,158
   Emanuel Chirico................   30,000          4.4         9.8125        6/4/09           185,130         469,158
   Bruce J. Klatsky...............  100,000         14.6         9.8125        6/4/09           617,000       1,563,860
   Allen E. Sirkin................   30,000          4.4         9.8125        6/4/09           185,130         469,158
   Mark Weber.....................   50,000          7.3         9.8125        6/4/09           308,550         781,930

-------------------
1 Generally, one-third of the outstanding options granted to each person become exercisable on each of the third, fourth and fifth anniversaries of the grant date.


                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

      The following table sets forth information with respect to the value at January 30, 2000 of unexercised stock options held by the Named Executive Officers. None of the Named Executive Officers exercised any stock options in the 1999 fiscal year. No stock appreciation rights have been granted by the Company.

                                                                                       Value of Unexercised
                                              Number of Unexercised                   Options In-The-Money at
                                           Options at Fiscal Year-End                    Fiscal Year-End(1)
                                           --------------------------                    ----------------
                                            Exercisable/Unexercisable               Exercisable/Unexercisable
Name                                                  (#)                                     ($)
----                                       --------------------------               -------------------------
Michael J. Blitzer.................              18,963 / 102,500                             - / -
Emanuel Chirico....................              15,939 / 117,500                             - / 6,250
Bruce J. Klatsky...................              60,506 / 290,001                             - / -
Allen E. Sirkin....................              45,026 / 111,667                         4,584 / -
Mark Weber.........................              32,470 / 174,167                             - / -

-------------------
1 Fair market value at fiscal year end of securities underlying the options minus the exercise price of the options.

                           LONG-TERM INCENTIVE PLANS -
                           AWARDS IN LAST FISCAL YEAR


                                                                                   Estimated Future Payouts Under
                                                                             -------------------------------------------
                                                                                     Non-Stock Price-Based Plans(1)
                                                                                     ------------------------------
                                           Performance or Other Period       Threshold           Plan            Maximum
Name                                       Until Maturation of Payout           ($)              ($)               ($)
----                                       ---------------------------       ---------           ----            -------
Bruce J. Klatsky...................        21 months ending 2/4/01             800,000        1,250,000         2,500,000
                                           33 months ending 2/3/02             800,000        1,250,000         2,500,000

Mark Weber.........................        21 months ending 2/4/01             375,000          600,000         1,125,000
                                           33 months ending 2/3/02             375,000          600,000         1,125,000

Emanuel Chirico....................        21 months ending 2/4/01             250,000          400,000           750,000
                                           33 months ending 2/3/02             250,000          400,000           750,000

-------------------
1 Based on current base salaries. Actual awards are based on the base salary in effect on the last day of the performance cycle.

      The Company's Board of Directors, upon the recommendation of the Compensation Committee, adopted in June 1999 long-term incentive plans for the 21-month period ending February 4, 2001 and the 33-month period ending February 3, 2002. The terms of the plans are the same. The participants in the plans are the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The payment of cash awards under each of the plans requires the Company to achieve both earnings growth and improvement in return on equity over the applicable performance cycle. Threshold, plan and maximum targets were established at the time the plans were adopted for each of the performance objectives, for each performance cycle, and awards were established for achievement of each of the targets. Awards are based on a percentage of a participant's base salary in effect on the last day of the performance cycle. The percentage is lowest for the achievement of the threshold targets and is the highest if the maximum targets are achieved or exceeded. If the level of achievement falls between two of the targets, the award will be on a percentage of the participant's base salary that is on a straight-line interpolation between the percentages for the two targets. The percentage of base salary that a participant can earn as an award differs among the participants: the range for the Chief Executive Officer is 80%-250% of base salary and the range for the Chief Operating Officer and the Chief Financial Officer is 50%-150% of base salary. No awards are earned if the threshold targets are not satisfied. In the event of the death or disability of a participant during a performance cycle, the participant or his estate will receive the award, if any, which would otherwise have been payable to the participant for such performance cycle, pro rated to reflect the portion of the performance cycle worked by the participant. In all other events, a participant must be employed by the Company on the payment date for an award or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause subsequent to the end of the performance cycle but prior to the date the award is paid in order to remain eligible to receive an award.

                               PENSION PLAN TABLE

      The following table sets forth the aggregate estimated annual benefits payable, upon retirement at age 65, to employees under the combination of the pension plan for salaried employees and a supplemental defined benefit plan applicable to certain management and highly compensated employees (including the Named Executive Officers), in various compensation and years-of-service classifications, assuming that the Social Security maximum limit does not change from its present level of $76,200.

       Career                                 Annual Benefits for Years of Service Indicated
   Average salary                                   Payable as a Life Annuity at Age 65
   --------------           ------------------------------------------------------------------------------
                              15                20                25                30                35
                              --                --                --                --                --
      $200,000               39,432          51,972             64,302            76,518            88,674
      $400,000               84,432         111,972            139,302           166,518           193,674
      $600,000              129,432         171,972            214,302           256,518           298,674
      $800,000              174,432         231,972            289,302           346,518           403,674
    $1,000,000              219,432         291,972            364,302           436,518           508,674
    $1,200,000              264,432         351,972            439,302           526,518           613,674
    $1,400,000              309,432         411,972            514,302           616,518           718,674
    $1,600,000              354,432         471,972            589,302           706,518           823,674
    $1,800,000              399,432         531,972            664,302           796,518           928,674
    $2,000,000              444,432         591,972            739,302           886,518         1,033,674
    $2,200,000              489,432         651,972            814,302           976,518         1,138,674
    $2,400,000              534,432         711,972            889,302         1,066,518         1,243,674

      The benefits under the Company's pension plans are generally based on a participant's career average compensation (except that pre-2000 benefits for current salaried employees are based on pre-2000 last five-years average compensation, unless the participant's career average compensation is greater than the last five-years average). Absent any election by a participant of an optional form of benefit, benefits under the pension plans become payable at the time of retirement, normally at age 65; such benefits under the pension plans for salaried employees are payable monthly for the life of the participant and, in most cases, for the life of such participant's surviving spouse, and benefits under the supplemental defined benefit plan are payable in a lump sum. Notwithstanding the method of payment of benefits under the pension plans, the amounts shown in the above table are shown in the actuarial equivalent amount of a life annuity. The benefits listed above are not subject to any deduction for social security or other offset amounts.

      The credited years of service under the pension plans, as of January 30, 2000, for each of the Named Executive Officers is set forth in the following table.
                                                              Credited Years
               Name                                             Of Service
               ----                                             ----------

               Michael J. Blitzer............................      19
               Emanuel Chirico...............................       5
               Bruce J. Klatsky..............................      27
               Allen E. Sirkin...............................      13
               Mark Weber....................................      27



                            COMPENSATION OF DIRECTORS

      Each director of the Company who is not an employee of the Company or any of its subsidiaries receives a fee of $20,000 for his or her services as a director of the Company and $1,000 for each Board of Directors' meeting attended. Each director who is a member of the Audit Committee or the Compensation Committee receives an additional fee of $2,500. Pursuant to the 1997 Option Plan, each outside director is entitled to receive, on an annual basis, a non-qualified option to purchase 4,000 shares of Common Stock at the fair market value on the date of grant. Each outside director will be granted, on an annual basis commencing in 2000, a non-qualified option to purchase 4,000 shares of Common Stock at the fair market value on the date of grant if the 2000 Option Plan is approved by the stockholders at the meeting.

      The law firm of Rosenman & Colin LLP, of which Mr. Cohen is a senior partner, was engaged as the Company's general outside counsel for the fiscal year ended January 30, 2000, and the Company expects to continue to engage such firm for the fiscal year ending February 4, 2001.

      Mr. Goldberg, Career Consultants Inc. and S&K Associates, Inc. were paid an aggregate of $622,714 for management consulting and recruiting services they provided to the Company in fiscal 1999. Mr. Goldberg owns more than 50% of the stock of each of the two companies. The Company is continuing to utilize such services during the current fiscal year.

      The Company purchased approximately $13,429,030 of products and services from TAL Apparel Limited and certain related companies during the 1999 fiscal year. Mr. Lee is a director of TAL Apparel Limited. The Company expects to continue to purchase goods from such companies during the current fiscal year.

      Peter J. Solomon Company Limited, of which Mr. Solomon is Chairman, provided services to the Company during the 1999 fiscal year in connection with the Company's sale of its "Gant" trademarks and related assets and, from time to time, provided advice with regard to certain other strategic issues. The Company expects to continue to utilize such services during the current fiscal year.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

      The Company has had in effect since 1987 a Special Severance Benefit Plan. Upon the termination of the employment of any participant in the plan within two years after a change in control of the Company (as defined in the Special Severance Plan), the participant receives a lump sum payment in an amount generally equal to three times the average annual total cash compensation paid to or accrued for him or her during the two-year period preceding the date of termination. In addition, the Company has agreed to indemnify each participant in the Special Severance Benefit Plan against any and all liabilities he or she may incur under Section 4999(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which relates to excise taxes on excess parachute payments, including any income taxes and/or additional excise taxes applicable to such indemnification payment. There are currently 13 senior executives of the Company and its subsidiaries, including the Named Executive Officers, who are participants in the Special Severance Benefit Plan.

      The Company's Capital Accumulation Plan, under which participants remaining in the employ of the Company until established target dates earn specified dollar amounts, provides that if a participant's employment with the Company is terminated following a change in control of the Company (as defined in such plan), the full undiscounted value of the future payments to be made to the participant under the Capital Accumulation Plan becomes immediately payable in a lump sum. Further, each participant's rights are subject to non-competition and non-disclosure restrictions which automatically terminate upon a change in control of the Company. Each of the Named Executive Officers is a participant in the Capital Accumulation Plan, along with nine other senior executives of the Company and its subsidiaries.

      All options that were previously granted under one of the Company's option plans and which have not expired or been otherwise cancelled become immediately exercisable in full upon a change in control of the Company, regardless of whether such options have previously vested.

      Mr. Klatsky is also entitled to the payments provided for under the Special Severance Benefit Plan and the Capital Accumulation Plan (i) if he is not continued as the Company's Chief Executive Officer and Chairman of the Board of Directors prior to his retirement as an employee of the Company, (ii) in the event of the appointment by the Board of Directors of an officer or the hiring by the Board of Directors of an employee with authority equal or superior to the authority of Mr. Klatsky at any time prior to his retirement as an employee of the Company or (iii) if the Company fails to maintain the terms and conditions of Mr. Klatsky's employment, including a minimum level of compensation, as such existed on April 28, 1993.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended January 30, 2000, the members of the Compensation Committee included Joseph B. Fuller, Dennis F. Hightower, Maria Elena Lagomasino and Peter J. Solomon. Mr. Solomon was a member from the beginning of the 1999 fiscal year until June 17, 1999; Mr. Hightower became a member on June 17, 1999. There were no interlocks or insider participations as defined in the proxy regulations of the

Securities and Exchange Commission, except that Peter J. Solomon Company Limited, of which Mr. Solomon is Chairman, provided services to the Company during the 1999 fiscal year in connection with the Company's sale of its "Gant" trademarks and related assets and, from time to time, provided advice with regard to certain other strategic issues.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is responsible for setting the compensation of all executive officers, administering the Company's existing stock option plans and cash-based incentive compensation plans for the executive officers, adopting new cash-based incentive compensation plans and implementing changes and improvements to existing incentive compensation plans for the executive officers, and, subject to approval by the Board of Directors, recommending new stock option plans and other equity-based compensation plans and implement changes and improvements to the existing stock option plans. The Compensation Committee also provides guidance to the executive officers regarding the compensation of the Company's corporate and divisional officers.

      Overall Policy. The Compensation Committee believes that the Company's executive officers constitute a highly qualified management team who have been largely responsible for the Company's success. The Compensation Committee has structured the Company's executive officer compensation program primarily (i) to compensate its executive officers on an annual basis with a stable, secure cash salary at a sufficiently high level to retain and motivate these officers, (ii) to provide short-term incentives to executive officers to attain certain financial targets and to reward certain accomplishments or activities, (iii) to link a portion of its executive officers' compensation to long-term increases in value created for the Company's stockholders by the efforts of these officers and (iv) to be consistent with the Company's high ethical standards. The Compensation Committee targets the compensation levels of its top three executives to approximate the competitive median if the Company achieves its budget plan, to exceed the median and approach the 75th percentile of competitive compensation levels if the plan is exceeded and to be below the competitive median if the budget plan is not attained. Information regarding competitive compensation is compiled by the Committee and/or compensation consultants retained from time to time by the Committee. Although the Company's compensation program does not rely to any significant extent on fringe benefits or perquisites, its fringe benefit plans are generally competitive. The Company believes that it has a reputation for providing a reasonably high level of job security in an industry known for high levels of executive turnover.

      The Compensation Committee reviews annually the Company's executive officer compensation package, taking into account corporate performance, stock price performance and total return to stockholders, as well as industry conditions, recommendations of the Company's Chief Executive Officer and compensation awarded to executives in other companies, especially those involved in the apparel, footwear and specialty retail industries. In establishing future executive officer compensation packages, the Compensation Committee may adopt additional long-term incentive and/or annual bonus plans to meet the needs of changing employment markets and economic, accounting and tax conditions. In determining the compensation of each individual executive officer, the Compensation Committee intends to take into account the performance of the executive and the full compensation package afforded by the Company to him or her, including pension benefits, insurance and other benefits. The views of the Company's Chief Executive Officer are considered by the Compensation Committee in their review of the performance and compensation of each individual executive officer.

      Base Salaries. Annual salaries are determined by evaluating the performance of the Company and of each individual executive officer. In the case of executive officers with responsibility for particular operations of the Company, the financial results of those operations are also considered. In evaluating overall performance and results of particular operations of the Company, the Compensation Committee reviews the extent to which the Company or the particular operations achieved budgeted estimates for sales, gross and after-tax margins and earnings per share and the Company's sales and earnings results compared to those of many public peer companies (including companies that are part of the Line of Business Index) and private peer companies known to the members of the Committee. Where appropriate, the Compensation Committee considers non-financial performance measures, including market share increases, manufacturing and distribution efficiency gains, improvements in product quality, improvements in relations with customers and suppliers and a demonstrated commitment to the welfare and dignity of the Company's associates. Also considered are years of service to the Company. Finally, the Compensation Committee takes into account the relative salaries of the executive officers and determines what it believes are appropriate compensation level distinctions between and among the executive officers, including between the

Company's Chief Executive Officer and the other executive officers. There is no specific relationship between achieving or failing to achieve the budgeted estimates or the Company's relative results and the annual salaries determined by the Compensation Committee for any of the executive officers. No specific weight is attributed to any of the factors considered by the Compensation Committee; the Compensation Committee considers all factors and makes a subjective determination, based upon the experience of its members and the recommendations of the Company's Chief Executive Officer, of appropriate compensation levels.

      In determining the base salary of the Company's Chief Executive Officer for the fiscal year ended January 30, 2000, the Compensation Committee took into account the salaries of chief executive officers of many public peer companies (including companies that are part of the Line of Business Index) and private peer companies known to the members of the Committee, compensation information provided by an outside consultant, the performance of the Common Stock over the prior several years and the assessment by the Compensation Committee of Mr. Klatsky's individual performance. The Committee also took into account the incentive components of Mr. Klatsky's compensation package and the potential payouts and other value under those plans.

      Short-Term Incentives.

            Executive Officer Bonus Program. Bonus programs have been adopted for each of the past three fiscal years under which the Company's senior executives, including the Named Executive Officers, could receive a bonus based on earnings targets for the Company as a whole or, in the case of the vice chairmen, earnings targets for their respective divisions. Threshold, plan and maximum earnings targets were set during the first quarter of each fiscal year. If an executive dies during a fiscal year for which he or she was selected as a participant in the program, his or her estate would receive the bonus, if any, payable to the participant for that fiscal year, pro rated to reflect the portion of the year worked by the participant. The amount of a participant's bonus payment, if any, for a fiscal year is determined by the end of the first quarter of the succeeding fiscal year. In order to remain eligible to receive a bonus, certain of the executive officers must be employed as of the end of a vesting period that ends on the last day of the succeeding fiscal year, subject to certain exceptions and except that vesting may be accelerated at the discretion of the Chief Executive Officer. The bonuses under the 1999 Executive Officer Bonus Program of the executive officers who are participants in the long-term incentive plans adopted in 1999 (Messrs. Klatsky, Weber and Chirico) were not subject to vesting and were paid after the Compensation Committee determined that the bonus targets had been achieved. Interest accrues on any unpaid bonus amounts beginning with the first day of the second quarter of the fiscal year following the fiscal year for which the bonus had been awarded. Messrs. Klatsky, Weber, Chirico and Sirkin all qualified for bonuses under the Executive Officer Bonus Program for the fiscal year ended January 30, 2000. The Compensation Committee has approved, subject to stockholder approval, and the Board of Directors has recommended to stockholders the approval of, the Performance Incentive Bonus Plan, which would provide for a substantially similar bonus plan commencing with the current fiscal year. See "Approval of Performance Incentive Bonus Plan" for a description of that plan.

            Discretionary Bonuses. The Compensation Committee has the authority to award annual bonuses to executive officers on a discretionary basis. In determining whether to award discretionary bonuses, the Compensation Committee reviews each executive's overall compensation package and takes into account factors including, but not limited to, the assessment by the Compensation Committee of each executive's individual performance, the compensation awarded to executives in other companies, especially companies involved in the apparel, footwear and specialty retail industries and additional duties or special projects assumed by the executive. The Compensation Committee has the authority to place restrictions, including a vesting requirement, on any discretionary bonus it awards to an executive officer. Mr. Blitzer was awarded a contingent discretionary bonus for fiscal 1999, which is subject to vesting.

      Long-Term Incentives.

           Stock Options. Under the 1997 Option Plan, stock options are granted to employees of the Company, including the Named Executive Officers, as well as the Company's non-employee directors. Stock options are designed to align the interests of employees with those of the stockholders. Stock options granted under the 1997 Option Plan are granted at an exercise at price equal to the closing price of the Common Stock on the New York Stock Exchange on the date prior to grant. Generally, stock options granted under the 1997 Option Plan may not be exercised until the third anniversary of the date on which they are granted, and grants of stock options do not become fully exercisable until the fifth anniversary of the date on which they are granted. The stock options granted to executive officers (and other grantees) under the 1997 Option Plan generally remain exercisable during employment until the tenth anniversary of the date of grant. This approach provides an incentive to the executive to increase stockholder value over the long term, since the full benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years. The Company will continue to use stock options as a component of its compensation structure if the Company's 2000 Stock Option Plan is approved by the stockholders, as has been recommended by the Board of Directors. See "Approval of 2000 Stock Option Plan" for a description of that plan.

      Grants under the 1997 Option Plan were awarded in June 1999 to approximately 235 of the key employees of the Company, including the Named Executive Officers. Each such individual received a fixed number of shares relative to his or her salary range and based on an option valuation model as of the date of the grant. Options were granted to the top three executive officers in an amount such that the value of the award, when combined with base compensation and potential bonuses under the Executive Officer Bonus Program, would provide competitive total compensation relative to comparable positions at other companies. The value of the options granted to the executive officers in the 1999 fiscal year were, on average, 16% of the direct compensation for the executive officers for the 1999 fiscal year.

           Long-Term Incentive Plan. Long-term incentive plans were adopted in June 1999 for the 21-month period ending February 4, 2001 and the 33-month period ending February 3, 2002. The participants in the plans are the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The payment of cash awards under each of the plans requires the Company to achieve both earnings growth and improvement in return on equity over the applicable performance cycle. Threshold, plan and maximum targets were established for each performance cycle, and awards were established for achievement of each of the targets. Awards are based on a percentage of a participant's base salary. The percentage is lowest for achievement of the threshold targets and is the highest if the maximum targets are achieved or exceeded. If the level of achievement falls between two of the targets, the award will be on a percentage of the participant's base salary that is on a straight-line interpolation between the percentages for the two targets. The percentage of base salary that a participant can earn as an award differs among the participants. No awards are earned if the threshold targets are not satisfied. The amount of a participant's award, if any, will be determined by the Compensation Committee, by the end of the first quarter of the fiscal year immediately following the end of the applicable performance cycle. Payment of such awards will be made as soon as practicable thereafter. In the event of the death or disability of a participant during a performance cycle, the participant or his or her estate will receive the award, if any, which would otherwise have been payable to the participant for such program period, pro rated to reflect the portion of the performance cycle worked by the participant. In all other events, a participant must be employed by the Company on the payment date therefor or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause subsequent to the end of the performance cycle but prior to the date the award is paid in order to remain eligible to receive an award. The Compensation Committee has approved, subject to stockholder approval, and the Board of Directors has recommended to stockholders the approval of the Long-Term Incentive Plan, which would provide for a substantially similar plan with a three-year performance cycle. See "Approval of Long-Term Incentive Plan" for a description of that plan.

      In view of changing tax laws and economic and employment conditions, the Compensation Committee regularly examines other methods of incentive-based compensation for executive officers and intends to implement, when appropriate, such methods in lieu of or in addition to the existing plans.

      Stock Ownership. To ensure that management's interests remain aligned with stockholders' interests, the Company encourages key executives to retain shares acquired pursuant to the exercise of stock options. In addition, employees of the Company, including the executive officers, acquire Common Stock of the Company through the AIPs. The fact that many of the Company's executive officers have chosen to invest a significant portion of their contributions to their AIP in the PVH Stock Fund evidences their deep commitment to and belief in the future success of the Company.

      Federal Income Tax Deductibility of Executive Compensation. Section 162(m) of the Code, limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million (the "Deductibility Limit"), subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer's compensation for purposes of determining whether his or her compensation exceeds the Deductibility Limit. While the Company generally does not expect to pay its executive officers compensation in excess of the Deductibility Limit, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible. For the 1999 fiscal year, the Company's Chief Executive Officer earned compensation in excess of the Deductibility Limit.

                             Compensation Committee

                       Maria Elena Lagomasino, Chairperson
                                Joseph B. Fuller
                               Dennis F. Hightower


                                PERFORMANCE GRAPH

      The following performance graph is a line graph comparing the yearly change in the cumulative total stockholder return on the Common Stock against the cumulative return of the S&P 500 Composite Index, the Russell 2000 Index and a line of business index comprised of the S&P Retail Composite Index, the S&P Textile (Apparel) Index and the S&P Footwear Index for the five fiscal years ended January 30, 2000. The Company intends to use the Russell 2000 Index in this graph in future years as the "broad equity market index" required under the Exchange Act, in lieu of the S&P 500 Composite Index that it has used in prior years, because the market capitalization of the companies included in the Russell 2000 Index is more similar to the Company's capitalization than the capitalization of the companies included in the S&P 500 Composite Index. The figures represented in the performance graph assume the reinvestment of dividends.

                         Comparison of 5 Year Cumulative
                                  Total Return




                               [Graphic Omitted]





--------------
Note: Line of Business Index is composed of a blended weighting of the S&P Retail Composite Index (50%), the S&P Textile (Apparel) Index (33%) and the S&P Footwear Index (17%) to correspond generally to the Company's relative sales over the five-year period attributable to its retail, wholesale apparel and wholesale footwear operations.

Value of $100.00 invested after five years:
Phillips-Van Heusen Corporation Common Stock                      $ 42.86
S&P 500 Composite Index                                           $296.84
Russell 2000 Index                                                $201.02
Line of Business Index                                            $172.25

                       APPROVAL OF 2000 STOCK OPTION PLAN

      On April 27, 2000, the Board of Directors adopted, upon the recommendation of the Compensation Committee and subject to stockholder approval, a new 2000 Stock Option Plan. Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock cast on the proposal at the Annual Meeting of Stockholders. The 2000 Stock Option Plan is intended to replace the 1997 Option Plan. Outstanding Options granted under the 1997 Option Plan will continue to be governed by the 1997 Option Plan. As of the date of this Proxy Statement, there are only 142,822 shares of Common Stock available for the grant of options under the 1997 Option Plan.

      The following summary of certain features of the 2000 Stock Option Plan is qualified in its entirety by reference to the full text of the Plan, which is Exhibit A to this Proxy Statement.

      The 2000 Stock Option Plan authorizes the grant of an aggregate of 3,000,000 shares of Common Stock to key employees of the Company and its subsidiaries, to the non-employee directors of the Company and to certain other persons. Under the Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422(b) of the Code, and/or non-qualified stock options.

      The Board of Directors recommends a vote FOR the adoption of the 2000 Stock Option Plan.

Nature and Purposes of the 2000 Stock Option Plan

      The purposes of the 2000 Stock Option Plan are to induce certain individuals to remain in the employ or service of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors believes that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success. The approximate number of persons eligible to participate in the 2000 Stock Option Plan is 240.

Duration and Modification

      The 2000 Stock Option Plan will terminate not later than April 26, 2010. The Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it may deem advisable. However, except in certain limited circumstances, the Board may not, without further approval by the stockholders, increase the number of shares of Common Stock as to which options may be granted under the Plan, change the class of persons eligible to participate in the Plan, change the manner of determining the option prices, amend any option to reduce the option price, or cancel any outstanding option and contemporaneously award a new option to the same participant for substantially the same number of shares at a lower option price.

Administration

      The 2000 Stock Option Plan is administered by the Compensation Committee or such other committee of the Board of Directors that the Board may designate from time to time (the "Option Committee"). The Option Committee must consist of two or more members of the Board of Directors who are intended to be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. The members of the Option Committee are appointed annually by the Board. The Option Committee, among other things, has complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to determine the participants in the Plan, the time and price at which options will be granted, the period during which options will be exercisable, the number of shares subject to each option and whether an option will be an incentive stock option, a non-qualified stock option or a combination thereof. The Option Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary options granted to non-employee directors. All options granted to non-employee directors are non-qualified stock options. The members of the Option Committee do not receive additional compensation for service in connection with the administration of the Plan. Compensation Committee members receive a $2,500 annual fee for serving on the Compensation Committee.

Description of Options

      Under the 2000 Stock Option Plan, the per share exercise price of any option may not be less than the fair market value of a share of Common Stock on the date of grant, which generally is the closing sale price of the Common Stock on the New York Stock Exchange on the business day preceding the date of grant. The aggregate fair market value of the shares of Common Stock for which a participant may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000. No participant may, during any fiscal year, be granted options to purchase more than 500,000 shares of the Common Stock.

      Directors who are not employees of the Company or its subsidiaries receive a non-discretionary annual grant of options to purchase 4,000 shares of Common Stock at 100% of the fair market value on the date of grant.

      Options granted under the 2000 Stock Option Plan generally become exercisable with respect to 25% of the underlying shares on the first anniversary of the date of grant, 50% of the underlying shares on the second anniversary of the date of grant, 75% of the underlying shares on the third anniversary of the date of grant and 100% of the underlying shares on the fourth anniversary of the date of grant, unless otherwise determined by the Option Committee at the time of the grant of the option. In the event of a change in control (as defined in the Plan), all options that have been previously granted and have not expired or otherwise been cancelled or become unexercisable become immediately exercisable. The Board may permit any option to be exercised in whole or in part prior to the time that it would otherwise be exercisable. Upon the exercise of an option, the option price must be paid in cash or, if the Committee so determined at the time of the grant of the option, in shares of Common Stock. An option may not be granted for a period in excess of 10 years from the date of grant.

      In the event of the death or retirement of an optionee, all options that have been previously granted and have not expired or otherwise been cancelled become immediately exercisable. If such options are not thereafter exercised, they will terminate, generally within three months of such optionee's death or three years of such optionee's retirement. If an optionee leaves the employ of the Company or one of its subsidiaries or ceases to serve as a director of the Company prior to his or her death or retirement, any then exercisable options previously granted to but not exercised by such optionee will terminate, generally within 30 days of such optionee's termination of employment or service as a director.

      Non-qualified stock options may be transferred for no consideration to or for the benefit of the optionee's immediate family (as defined in the 2000 Stock Option Plan), a trust for the exclusive benefit of the optionee and his or her immediate family or to a partnership or limited liability company for one or more members of the optionee and his or her immediate family. Any transfer of a non-qualified stock option must be approved in advance by the Compensation Committee and may be approved subject to such conditions as the Option Committee may impose.

      The number of shares reserved for issuance under the 2000 Stock Option Plan and the number of shares covered by each option granted under the Plan will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each option will terminate.

Securities Subject to the 2000 Stock Option Plan

      3,000,000 authorized but unissued shares of the Common Stock have been reserved for issuance upon the exercise of options granted under the 2000 Stock Option Plan. The number of authorized but unissued shares so reserved will be reduced from time to time to the extent that a corresponding amount of outstanding shares are purchased by the Company and set aside for issuance upon the exercise of options granted under the Plan. If any such options were to expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto would again become available for the purposes of the Plan.

      The market value of the Common Stock, as of April 25, 2000 was $7.625 per share.

Federal Income Tax Consequences of Issuance and Exercise of Options

      The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2000 Stock Option Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

  Non-Qualified Stock Options

      No income will be recognized by an optionee at the time a non-qualified stock option is granted. Ordinary income will be recognized by an optionee at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. This ordinary (compensation) income will also constitute wages subject to withholding, and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

      The Company will be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to include in his or her income upon the exercise of a non-qualified stock option. The Company's ability to take such deduction is subject to the rules regarding reasonableness of compensation and the Company's timely compliance with applicable information reporting requirements under the Code.

      If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

      Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option.

      If an optionee transfers an option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the option. The Company will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay the Company's share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred option at the time that the transfer of the option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the option is fully vested.

  Incentive Stock Options

      In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee's income.

      The sale of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be an employee of the Company or a subsidiary of the Company at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee's employment with the Company, the option will be treated as a non-qualified stock option.

      If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company generally will be entitled to a deduction equal to the amount of such ordinary income.

      If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.

Benefits to be Received Upon Approval

      The following table sets forth, for the fiscal year ended January 30, 2000, with respect to each of the Named Executive Officers, all executive officers as a group, all non-employee directors as a group, and all non-executive officer employees as a group, the number of shares of Common Stock subject to options granted under the 1997 Stock Option Plan. The Company would expect comparable grants to be made to the individuals and groups identified if the 2000 Stock Option Plan is approved.

                  Name and Position                                                Options Granted
                  -----------------                                                ---------------
                  Michael J. Blitzer
                  Vice Chairman                                                          30,000

                  Emanuel Chirico
                  Executive Vice President and Chief Financial Officer                   30,000

                  Bruce J. Klatsky                                                      100,000
                  Chairman and Chief Executive Officer

                  Allen E. Sirkin                                                        30,000
                  Vice Chairman

                  Mark Weber                                                             50,000
                  President and Chief Operating Officer

                  All executive officers as a
                    group (5 persons)                                                   240,000

                  All directors who are not
                    executive officers as a
                    group (9 persons)                                                    36,000

                  All employees as a group(1)                                           445,750

--------------------------
         1    Excluding executive officers.

      Approval of the 2000 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting.


      Proxies received in response to this solicitation will be voted FOR the 2000 Stock Option Plan unless otherwise specified in a proxy.


                  APPROVAL OF PERFORMANCE INCENTIVE BONUS PLAN

      On March 2, 2000, the Compensation Committee of the Board of Directors adopted, subject to stockholder approval, the Performance Incentive Bonus Plan effective with respect to the fiscal year of the Company beginning on January 31, 2000. Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock cast on the proposal at the Annual Meeting of Stockholders.

      The following summary of certain features of the Performance Incentive Bonus Plan is qualified in its entirety by reference to the full text of the Plan, which is Exhibit B to this Proxy Statement.

      The Board of Directors recommends a vote FOR the adoption of the Performance Incentive Bonus Plan.

Nature and Purposes of the Performance Incentive Bonus Plan

      The purposes of the Performance Incentive Bonus Plan are to induce certain senior executive employees to remain in the employ of the Company and its subsidiaries, to attract new senior executive employees and to provide additional incentive to such senior executive employees to promote the success of the business of the Company and its subsidiaries. The approximate number of persons currently eligible to participate in the Plan is 22.

Duration and Modification

      The Performance Incentive Bonus Plan is effective for fiscal years 2000 through 2004 and will terminate after payment of all bonuses, if any, earned with respect to the Company's fiscal year ending on January 31, 2005, unless the stockholders approve the continuation of the Plan no later than the date of the 2004 Annual Meeting of Stockholders. The Board (or committee administering the
Plan) may at any time terminate the Plan or make such modifications thereof as it determines. However, the Board (or committee administering the Plan) may not amend the Plan, without the approval of the holders of a majority of the then outstanding shares of Common Stock, to the extent such approval is necessary to continue to qualify the amounts payable under the Plan to "covered employees" (within the meaning of Section 162(m) of the Code) as deductible under Section 162(m) of the Code.

Administration of the Performance Incentive Bonus Plan

      The Performance Incentive Bonus Plan is administered by the Compensation Committee (or such other committee of the Board of Directors that the Board may designate from time to time (the "Plan Committee"). The Plan Committee must consist of two or more members of the Board of Directors who are intended to be "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the complete authority and discretion to administer and interpret the Plan, including to determine the participants in the Plan and establish the performance objectives for each fiscal year. The Plan Committee may delegate authority to the Chief Executive Officer of the Company to administer the Plan with respect to employees who are not, and are not reasonably expected to become, "covered employees." The members of the Plan Committee will not receive any additional compensation for any service in connection with the administration of the Plan. Members of the Compensation Committee receive a $2,500 annual fee for serving on the Compensation Committee.

Determination of Participation, Performance Objectives and Bonuses

      Within 90 days after the commencement of each fiscal year, the Plan Committee is required to determine the executives of the Company and its subsidiaries who will be participants in the Performance Incentive Bonus Plan with respect to such fiscal year and the performance objectives that must be satisfied for a participant to be eligible to receive a bonus. Performance objectives are based upon the achievement of earnings targets, with respect to the Company, for participants with corporate responsibilities and, for a subsidiary, division or business unit, for participants who are responsible for a subsidiary, division or business unit. If and to the extent the performance objectives are achieved, participants are eligible to receive a bonus based upon a percentage of their base salary in effect on the last day of the fiscal year. Threshold, plan and maximum targets are established for each fiscal year and bonus percentages are established for the achievement of each of the targets. The percentage is lowest for achievement of the threshold target and is highest if the maximum target is achieved or exceeded. If the level of achievement falls between two of the targets, the bonus is based on a percentage of the participant's base salary that is on a straight-line interpolation between the percentages for the two targets. The percentage of base salary that a participant can earn as a bonus may differ among participants. No bonus is earned if the participant's threshold target is not achieved. The maximum bonus payable to any participant for a fiscal year is $3,000,000.

Payment of Bonuses

      Participants who qualify for a bonus and who are also participants in the Company's Long-Term Incentive Plan receive their bonuses in the form of a single sum cash payment no later than 30 days after the Plan Committee certifies that the performance criteria have been satisfied. All other participants who qualify for a bonus must remain in the Company's employ until the last day of the fiscal year following the fiscal year for which the performance criteria was satisfied to receive their bonuses, subject to certain limited exceptions and the right of the Plan Committee to accelerate vesting for participants who are not "covered employees" under Section 162(m) of the Code. Interest accrues on any bonus not paid from the date that it is determined that the participant qualified for a bonus until the date it is paid.

      If a participant dies or becomes disabled during a fiscal year, the participant or his or her estate will receive the bonus, if any, that would have otherwise been payable to the participant for such year, pro rated to reflect the portion of the year worked by the participant.

Federal Income Tax Consequences of the Payment of Bonuses

      The following discussion of the Federal income tax consequences of the payment of bonuses under the Performance Incentive Bonus Plan is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participant may also be subject to state and local tax consequences in the jurisdiction in which he or she works and/or resides.

      Ordinary income will be recognized by a participant at the time he or she receives payment of a bonus under the Performance Incentive Bonus Plan. This ordinary (compensation) income will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that the amount of tax required to be withheld is available for payment.

      The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the participant.

Benefits to be Received Upon Approval

      The benefits which a participant will receive in the event that the Performance Incentive Bonus Plan is approved by the stockholders or which would have been received had the Plan been in effect during the 1999 fiscal year cannot be determined because the goals to be achieved are set annually, receipt of bonuses is dependent on achievement of such goals, the size of a bonus is dependent on the extent to which goals are achieved, the formula for calculating the bonus can change from year-to-year and the receipt of a bonus is subject to a vesting period under certain circumstances.

      Proxies received in response to this solicitation will be voted FOR the Performance Incentive Bonus Plan unless otherwise specified in a proxy.


                      APPROVAL OF LONG-TERM INCENTIVE PLAN

      On March 2, 2000, the Compensation Committee adopted, subject to stockholder approval, the Long-Term Incentive Plan effective with respect to the fiscal year of the Company beginning on January 31, 2000. Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock cast on the proposal at the Annual Meeting of Stockholders.

      The following summary of certain features of the Long-Term Incentive Plan is qualified in its entirety by reference to the full text of the Plan, which is Exhibit C to this Proxy Statement.

      The Board of Directors recommends a vote FOR the adoption of the Long-Term Incentive Plan.

Nature and Purposes of the Long-Term Incentive Plan

      The purposes of the Long-Term Incentive Plan are to induce certain senior executive employees to remain in the employ of the Company and its subsidiaries and to provide inducement for such senior executive employees to promote the success of the business of the Company and its subsidiaries. The Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are the only persons currently eligible to participate in the Plan.

Duration and Modification

      The Long-Term Incentive Plan is effective for fiscal years 2000 through 2004 and will terminate after payment of all awards earned thereunder with respect to the performance cycle ending on February 4, 2006, unless the stockholders approve the continuation of the Plan, no later than the date of the 2004 Annual Meeting of Stockholders. The Board or the committee administering the Plan may at any time terminate the Plan or make such modifications thereof as it determines. However, the Board (or committee administering the Plan) may not amend the Plan, without the approval of the holders of a majority of the then outstanding shares of Common Stock, to the extent such approval is necessary to continue to qualify the amounts payable under the Plan to "covered employees" (within the meaning of Section 162(m) of the Code) as deductible under Section 162(m) of the Code.

Administration of the Long-Term Incentive Plan

      The Long-Term Incentive Plan is administered by the Compensation Committee of the Board or such other committee designated by the Board. The committee designated by the Board to administer the Plan is designated annually and must consist of two or more members of the Board of Directors who are intended to be "outside directors" within the meaning of Section 162(m) of the Code. The administrative committee has the complete authority and discretion to administer and interpret the Plan, including to establish the performance objectives for each performance cycle. The members of the administrative committee will not receive additional compensation for service in connection with the administration of the Plan. Members of the Compensation Committee receive a $2,500 annual fee for serving on the Compensation Committee.

Determination of Participation, Performance Objectives and Awards

      Within 90 days after the commencement of each fiscal year, the administrative committee is required to determine the performance objectives with respect to the three-year performance cycle commencing on the first day of the fiscal year and the basis upon which awards will be calculated. Performance objectives are based upon earnings per share growth, return on equity performance or other performance criteria established by the administrative committee. Threshold, plan and maximum targets are established for each performance cycle, and awards are established for the achievement of each of the targets. Awards are based upon a percentage of a participant's base salary. The percentage is lowest for achievement of the threshold targets and is highest if the maximum targets are achieved or exceeded. If the level of achievement falls between two of the targets, the award will be based on a percentage of the participant's base salary that is a straight-line interpolation between the percentage for the two targets. The percentage of base salary that a participant can earn as an award can differ among the participants. No awards are earned if the threshold targets are not satisfied. The maximum award that may be made to any participant with respect to any performance cycle is $5,000,000.

Payment of Awards

      If a participant dies or becomes disabled during a performance cycle, the participant or his or her estate will receive the award, if any, that would have been payable to the participant for such performance cycle, pro rated to reflect the portion of the performance cycle worked by the participant. In all other cases, a participant must be employed by the Company on the payment date therefor or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause subsequent to the end of the performance cycle but prior to the date the award is paid in order to remain eligible to receive an award. If a participant earns an award with respect to a performance cycle, he or she will receive his or her award in the form of a single sum cash payment no later than 30 days following the administrative committee's certification that the performance objectives have been achieved. In the event of a change of control (as defined in the Plan), each participant will become immediately entitled to an award under the Plan. Such award will be in an amount equal to the maximum award such participant could receive for the performance cycle ending on the last day of the fiscal year during which the change of control occurs.

Federal Income Tax Consequences of the Payment of Awards

      The following discussion of the Federal income tax consequences of the payment of awards under the Long-Term Incentive Plan is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participant may also be subject to state and local tax consequences in the jurisdiction in which he or she works and/or resides.

      Ordinary income will be recognized by a participant at the time he or she receives payment of an award under the Long-Term Incentive Plan. This ordinary (compensation) income will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that the amount of tax required to be withheld is available for payment.

      The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the participant.

Benefits to be Received Upon Approval

      The benefits which a participant will receive in the event that the Long-Term Incentive Plan is approved by the stockholders or which would have been received had the Plan been in effect during the 1999 fiscal year cannot be determined because the goals to be achieved are different for each performance cycle and may be based on different performance criteria, the receipt of awards is dependent on achievement of such goals over the three-year performance cycle, the size of an award is dependent on the extent to which goals are achieved and the formula for calculating awards can change from performance cycle to performance cycle.

      Approval of the Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting.

      Proxies received in response to this solicitation will be voted FOR the Long-Term Incentive Plan unless otherwise specified in a proxy.


                              SELECTION OF AUDITORS

      The Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP, independent auditors, as auditors for the fiscal year ending February 4, 2001. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of auditors for the fiscal year ending February 3, 2002, since it would be impracticable to replace the Company's auditors so late into the Company's current fiscal year. The auditing and tax fee paid to Ernst & Young LLP for the fiscal year ended January 31, 1999 was $620,000. The audit and tax work for the fiscal year ended January 30, 2000 is not yet completed, but it is estimated that total fees will not change significantly.

      It is expected that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

      The Board of Directors recommends a vote FOR ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the appointment of the auditors unless otherwise specified in a proxy.

                                  MISCELLANEOUS

      Any proposal of an eligible stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2000. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such Meeting unless notice of the matter is received by the Company not later than March 16, 2001 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

      The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

      The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and/or personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals. In addition, Georgeson & Company, which is retained by the Company on a continuing basis at an annual fee not to exceed $6,000, will aid in the solicitation of proxies for the meeting.

      Copies of the 1999 Annual Report to Stockholders are being mailed to the stockholders simultaneously with this Proxy Statement. If you want to save the Company the cost of mailing more than one Annual Report to the same address, please send your written request to the Secretary of the Company at the address indicated below to discontinue mailing a duplicate copy to the account or accounts selected by you.

      The Company will provide to any stockholder a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended January 30, 2000 upon written request to:


         The Secretary
         Phillips-Van Heusen Corporation
         200 Madison Avenue
         New York, New York 10016


                                            By order of the Board of Directors,


                                            MARK D. FISCHER
                                            Secretary

New York, New York
May 1, 2000

                                                                       EXHIBIT A

                         PHILLIPS-VAN HEUSEN CORPORATION

                             2000 STOCK OPTION PLAN


         1. Purpose. The purposes of the 2000 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, Phillips-Van Heusen Corporation (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (i) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (ii) options which are not incentive stock options ("non-qualified stock options") or (iii) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.

         2. Effective Date of the Plan. The Plan became effective on April 27, 2000, subject to ratification by the stockholders of the Company.

         3. Stock Subject to Plan. 3,000,000 of the authorized but unissued shares of the common stock, $1.00 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

         4. Administration. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-qualified stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

         5. Committee. The Committee shall consist of two or more members of the Board. It is intended that all of the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one (or more, if there are more than two members) of its members the authority of the Committee with respect to the grant of Options to any person who shall not be an officer and/or director of the Company and who is not, and in the judgment of the Committee may not be reasonably expected to become, a "covered employee" within the meaning of
Section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

         6. Eligibility. An Option may be granted only to a key employee of the Company or a Subsidiary or to a director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary or to an independent consultant or advisor who renders services to the Company or a Subsidiary.

         7. Option Prices.

                  (a) The initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

                  (b) For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

         8. Option Term. Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof;

provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

         9. Limitations on Amount of Options Granted.

                  (a) The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

                  (b) No Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 500,000 shares of the Common Stock.

         10. Exercise of Options.

                  (a) Except as otherwise determined by the Committee at the time of grant, a Participant may not exercise an Option during the period commencing on the date of the grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise determined by the Committee at the time of grant, a Participant may
(i) during the period commencing on the first anniversary of the date of the grant of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-quarter of the shares granted thereby, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Option with respect to three-quarters of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Option expires pursuant to the terms hereof, exercise such Option with respect to all of the shares granted thereby.

                  (b) Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

                  (c) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

                  (d) The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

                  (e) (1) Notwithstanding the provisions of Section 10(a) or the last sentence of Section 13 hereof, in the event that a Change in Control shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For the purposes of this Section 10(e), a "Change in Control" shall be deemed to occur upon (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such individuals have been elected as directors or nominated for election by the stockholders as directors by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (ii) the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which merger the Company is not the surviving entity as a publicly held corporation,
(iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of directors or (v) as defined in the Participant's employment agreement, if any, with the Company or a Subsidiary. For the purposes of this paragraph (1) of this Section 10(e), (i) the term "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (ii) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity and (iii) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person."

                           (2) In the event that a Change of Control shall
occur, then, from and after the time of such event, neither the provisions of this Section 10(e) nor any of the rights of any Participant thereunder shall be modified or amended in any way.

                  (f) Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10(d) hereof, if any Participant shall have effected a Hardship Withdrawal from a 401(k) Plan maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship

Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10(f), a "Hardship Withdrawal" shall mean a distribution to a Participant provided for in Reg. ss. 1.401(k)-1(d)(1)(ii) promulgated under
Section 401(k)(2)(B)(i)(IV) of the Code or an analogous provision of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Puerto Rico Code") and the regulations promulgated thereunder, and a "401(k) Plan" shall mean a plan which is a "qualified plan" within the contemplation of Section 401(a) of the Code or an analogous provision of the Puerto Rico Code which contains a "qualified cash or deferred arrangement" within the contemplation of Section 401(k)(2) of the Code or an analogous provision of the Puerto Rico Code.

         11. Transferability. (a) Except as otherwise provided in Section 11(b) hereof, no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to such Participant may be exercised only by him or her.

                  (b) A Participant may, with the prior approval of the Committee, transfer for no consideration an Option which is a non-qualified stock option to or for the benefit of the Participant's Immediate Family, a trust for the exclusive benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term "Immediate Family" shall mean the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant's household (other than a tenant or employee).

         12. Termination of Employment or Service. In the event a Participant leaves the employ or service, or ceases to serve as a director, of the Company and the Subsidiaries, whether voluntarily or otherwise but other than by reason of his or her death or, in the case of Participant who shall be an employee or director, retirement, each Option theretofore granted to him or her which shall not have been exercisable prior to the date of the termination of his or her employment or service shall terminate immediately. Each other Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or cessation of service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant is terminated for cause (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith. In the event a Participant leaves the employ, or ceases to serve as a director, of the Company and the Subsidiaries by reason of his or her retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three years after the date of such retirement and the date of termination specified in such Option. In the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option. For purposes of the foregoing, (a) the term "cause" shall mean: (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries, or (v) as defined in the Participant's employment agreement, if any, with the Company or a Subsidiary and (b) the term "retirement" shall mean (I) the termination of a Participant's employment with the Company and all of the Subsidiaries (x) other than for cause or by reason of his or her death and (y) on or after the earlier to occur of (1) the first day of the calendar month in which his or her 65th birthday shall occur and (2) the date on which he or she shall have both attained his or her 55th birthday and completed 10 years of employment with the Company and/or the Subsidiaries or
(II) the termination of a Participant's service as a director with the Company and all of the Subsidiaries (x) other than for cause or by reason of his or her death and (y) on or after the first day of the calendar month in which his or her 65th birthday shall occur.

         13. Adjustment of Number of Shares. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Section 9(b) hereof shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Common Stock referred to in
Section 9(b) hereof, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Section 9(b) hereof, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan. In the case of any substitution or adjustment in accordance with the provisions of this
Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in Section 10(e) and the second sentence of this
Section 13, each Option, to the extent not theretofore exercised, shall terminate forthwith.

         14. Purchase for Investment, Withholding and Waivers. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each non-qualified stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

         15. No Stockholder Status. Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

         16. No Restrictions on Corporate Acts. Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

         17. No Employment Right. Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

         18. Termination and Amendment of the Plan. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan

(as adjusted in accordance with the provisions of Section 13 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices. Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option. The Committee may not, without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, amend any outstanding Option to reduce the option price, or cancel any outstanding Option and contemporaneously award a new Option to the same optionee for substantially the same number of shares at a lower option price.

         19. Expiration and Termination of the Plan. The Plan shall terminate on April 27, 2010 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

         20. Options for Outside Directors.

                  (a) A director of the Company who is not an employee of the Company or a Subsidiary (an "Outside Director") shall be eligible to receive, in addition to any other Option which he or she may receive pursuant to Section 7 hereof, an annual Option. Except as otherwise provided in this Section 20, each such Option shall be subject to all of the terms and conditions of the Plan.

                  (b) (i) At the first meeting of the Board immediately following each Annual Meeting of the Stockholders of the Company, each Outside Director shall be granted an Option, which shall be a non-qualified stock option, to purchase 4,000 shares of the Common Stock.

                      (ii) The initial per share option price of each Option granted to an Outside Director shall under this Section 20 be equal to the fair market value of a share of the Common Stock on the date of grant.

                      (iii) The term of each Option granted to an Outside Director shall be ten years from the date of the granting thereof.

                      (iv) All or any portion of the payment required upon the exercise of an Option granted to an Outside Director may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by such Outside Director for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by such Outside Director to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Outside Director, all or any portion of the shares of the Common Stock issuable upon such exercise.

                  (c) The provisions of this Section 20 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are not Outside Directors.

                                                                       EXHIBIT B

                         PHILLIPS-VAN HEUSEN CORPORATION
                        PERFORMANCE INCENTIVE BONUS PLAN


     1. Purpose. The purposes of the Plan are to induce certain senior executive employees of the Company and its Subsidiaries to remain in the employ of the Company and its Subsidiaries, to attract new individuals to enter into such employ and to provide such persons with additional incentive to promote the success of the business of the Company and its Subsidiaries.

     2. Definitions.

         (a) Defined Terms. The following words as used in the Plan shall have the meanings ascribed to each below.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries, or (v) as defined in the Participant's employment agreement (or other document or documents evidencing the terms of the Participant's employment), if any, with the Company or a Subsidiary.

                  "Code" means the Internal Revenue Code of 1986, as in effect at the time with respect to which such term is used.

                  "Committee" means the committee of the Board that the Board shall designate from time to time to administer the Plan or any subcommittee thereof.

                  "Company" means Phillips-Van Heusen Corporation, a Delaware corporation.

                  "Fiscal Year" means each fiscal year of the Company, as set forth in the Company's books and records.

                  "Participant" means each senior executive officer of the Company or a Subsidiary selected by the Committee to be a participant under the Plan, as provided herein.

                  "Plan" means the Phillips-Van Heusen Corporation Performance Incentive Bonus Plan, as set forth herein and as may be amended from time to time.

                  "Subsidiary" has the meaning ascribed to such term in section 424(f) of the Code.

         (b) Interpretation.

                  (i) The definitions of terms defined herein shall apply equally to both the singular and plural forms of the defined terms.

                  (ii) Any pronoun shall include the corresponding masculine, feminine and neuter forms, as the context may require.

                  (iii) All references herein to Sections shall be deemed to be references to Sections of the Plan unless the context shall otherwise require.

                  (iv) The headings of the Sections are included for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of the Plan.

     3. Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board that the Board shall designate from time to time. The Committee shall consist of two or more members of the Board each of whom it is intended would be "outside directors" within the meaning of section 162(m)(4)(C) of the Code. The Committee shall be appointed annually by the Board. The Board may, at any time, from time to time, remove any members of the Committee, with or without cause, appoint additional directors as members of the Committee and fill vacancies on the Committees, however created. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority vote of its members at a meeting duly called and held.

     4. Administration.

         (a) Subject to the express provisions of the Plan, the Committee shall have complete authority to administer and interpret the Plan. The Committee shall establish the performance objectives for any Fiscal Year in accordance with Section 5 hereof and certify whether such performance objectives have been attained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee in its sole discretion shall resolve any dispute or disagreement that may arise hereunder or as a result of or in connection with any action taken hereunder. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. The Company shall pay all expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

         (b) The Committee may delegate authority to the Chief Executive Officer of the Company to administer the Plan with respect to employees of the Company or a Subsidiary whose compensation is not, and is reasonably not expected to become, subject to the provisions of Section 162(m) of the Code, subject to such conditions, restrictions and limitations as may be imposed by the Committee. Any actions duly taken by the Chief Executive Officer with respect to the administration of the Plan and the qualification for and payment of bonuses to employees shall be deemed to have been taken by the Committee for purposes of the Plan.

     5. Determination of Participation, Performance Criteria and Bonuses.

         (a) Participation and Performance Criteria. The Committee shall determine who the Participants for each Fiscal Year will be and establish the performance objective or objectives that must be satisfied in order for a Participant to be eligible to receive a bonus for such Fiscal Year, within 90 days of the commencement of such Fiscal Year. Notwithstanding the foregoing, if a person whose compensation is not, and is reasonably not expected to become, subject to the provisions of Section 162(m) of the Code, becomes employed by the Company and/or one or more of its Subsidiaries more than 90 days after a Fiscal Year commences or the Committee determines that a senior executive employee of the Company and/or one or more of its Subsidiaries whose compensation is not, and is reasonably not expected to become, subject to the provisions of Section 162(m) of the Code should become a Participant after such 90-day period has ended, the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such Fiscal Year at the time such determination is made.

         (b) Performance Objectives. Performance objectives shall be based upon the achievement of earnings targets, with respect to (i) the Company, for Participants with corporate responsibilities and (ii) a Subsidiary or a division or business unit of the Company or a Subsidiary, for Participants who are responsible for a Subsidiary, division or business unit. For Participants with responsibility for more than one Subsidiary, division or business unit, performance objectives shall be established for each such Subsidiary, division and business unit for which he has responsibility, in each case, as established by the Committee. The Committee shall establish three earnings targets for each Fiscal Year for the Company and, to the extent necessary, due to the responsibilities of a Participant, each Subsidiary, division and business unit. The three targets shall consist of a threshold level (below which no bonus shall be payable), a plan level and a maximum level (above which no additional bonus shall be payable).

         (c) Bonus Percentages.

                  (i) At the time that the Committee determines the Participants and establishes the performance criteria with respect to a Fiscal Year, it shall determine the bonus percentage payable to each Participant with respect to such Fiscal Year if the applicable threshold, plan or maximum level of earnings is attained. The bonus percentages represent the percentage of a Participant's base salary that he shall be entitled to receive as a bonus if the corresponding earnings are attained. There shall be no limit to the minimum or maximum bonus percentages that may be established for any Fiscal Year, bonus percentages may differ from Participant to Participant in any Fiscal Year and a Participant's bonus percentages may change from year to year, but with respect to each Participant for each Fiscal Year, the bonus percentage for attaining the maximum level of earnings shall exceed the bonus percentage for attaining the plan level of earnings which, in turn, shall exceed the bonus percentage for attaining the threshold level of earnings. In determining the bonus percentage for each Participant, the Committee may take into account the nature of the services rendered by such Participant, his past, present and potential contribution to the Company and its Subsidiaries, his seniority with the Company or any of its Subsidiaries and such other factors as the Committee, in its discretion, shall deem relevant.

                  (ii) If a threshold, plan or maximum level of earnings is achieved, each applicable Participant shall receive a bonus equal to his base salary as of the last day of the applicable Fiscal Year times the applicable assigned bonus percentage. If the level of earnings achieved falls between two of the target levels, then each applicable Participant shall receive a bonus equal to his base salary as of the last day of the applicable Fiscal Year times a percentage that is on a straight line interpolation between the bonus percentages for the two target levels. If a maximum level of earnings is exceeded, each applicable Participant shall receive a bonus equal to his base salary as of the last day of the applicable Fiscal Year times the bonus percentage assigned to the maximum level of earnings.

         (d) Termination of Employment During Fiscal Year. If a Participant's employment terminates during a Fiscal Year he was determined to be a Participant by reason of his death or disability and for no other reason, such Participant or his estate shall receive the bonus, if any, which would otherwise have been payable to such Participant for such Fiscal Year pro rated to the portion of such Fiscal Year actually worked by such Participant. Any such bonus shall be paid promptly after it is determined to be payable or at the end of the vesting period described in Section 6(a).

         (e) Determination of Bonuses. The Committee shall determine whether any earnings targets were achieved for a Fiscal Year, which Participants shall have earned bonuses as the result thereof, and the bonus percentage such Participants are entitled to no later than the end of the first quarter of the Fiscal Year immediately subsequent to the Fiscal Year with respect to which the bonuses were earned.

         (f) Absolute Maximum Bonus. Notwithstanding any other provision in the Plan to the contrary, the maximum bonus that may be paid to any Participant under the Plan with respect to any Fiscal Year may not exceed $3,000,000.

     6. Payment.

         (a) Vesting. Except as otherwise provided hereunder, payment of any bonus amount determined under Section 5 shall be subject to vesting, ending on the last day of the Fiscal Year immediately subsequent to the Fiscal Year with respect to which such bonus was earned. Payment of such bonus shall be made on the first day of the Fiscal Year immediately subsequent to the Fiscal Year during which such bonus vests, together with interest at a rate equal to the 1-year Treasury Bill rate on the date such bonus was determined or any other reasonable rate determined by the Committee from the date on which such bonus was determined. Notwithstanding the foregoing, (i) payment of any bonus amount to a Participant who shall also be a participant in the Company's Long-Term Incentive Plan shall be made within 30 days after such bonus amount has been determined under Section 5 hereof and (ii) the Chief Executive Officer shall have the authority to waive the vesting period (or any portion thereof) at any time for any Participant whose compensation is not, and is reasonably not expected to become, subject to the provisions of Section 162(m) of the Code, and to cause the payment of such bonus at such time, together with interest, if any, accrued on such payment as of the date of such payment in accordance with the terms hereof.

         (b) Forfeiture. Except as otherwise set forth in Section 5(d), in order to remain eligible to receive a bonus, a Participant must be employed by the Company on the last day of the vesting period or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause during the vesting period.

         (c) Form of Payment. All bonuses payable under the Plan, if any, shall be payable in cash. All amounts hereunder shall be paid solely from the general assets of the Company. The Company shall not maintain any separate fund to provide any benefits hereunder, and each Participant shall be solely an unsecured creditor of the Company with respect thereto.

     7. General Provisions of the Plan.

         (a) Effective Date. The Plan became effective on March 2, 2000, subject to the ratification of the Plan by the Company's stockholders.

         (b) Term of the Plan. The Plan shall be effective with respect to Fiscal Years 2000 through 2004 and shall terminate upon the payment of all bonuses, if any, earned with respect to Fiscal Year 2004, unless the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the stockholders of the Company occurring on or prior to the date of the 2004 Annual Meeting of Stockholders shall approve the continuation of the Plan.

         (c) Eligibility. Participation in the Plan with respect to any Fiscal Year shall be available only to persons who are senior executive employees of the Company and/or one or more of its Subsidiaries on the date of the Committee's determination of performance criteria for such Fiscal Year pursuant to Section 5(a) hereof or who thereafter become employed by the Company and/or one or more of its Subsidiaries or who are thereafter otherwise determined by the Committee to be Participants.

         (d) Amendment and Termination. Notwithstanding Section 8(b), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan as it deems advisable; provided, however, that no such action shall be effective without approval by the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the Company's stockholders, to the extent such approval is necessary to continue to qualify the amounts payable hereunder to "covered employees" (within the meaning of section 162(m) of the Code) as deductible under section 162(m) of the Code.

         (e) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

         (f) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

     8. No Right of Continued Employment. Neither the existence nor any term of the Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries, nor shall participation herein for any Fiscal Year confer upon any Participant any right to participate in the Plan with respect to any subsequent Fiscal Year.

     9. No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, which is deemed by it to be appropriate or in its best interest, whether or not, such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     10. Miscellaneous.

         (a) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation or other entity which acquires all or substantially all of the Company's assets or (ii) any corporation or other entity into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

         (b) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

         (c) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

                                                                       EXHIBIT C

                         PHILLIPS-VAN HEUSEN CORPORATION
                            LONG-TERM INCENTIVE PLAN


     1. Purpose. The purposes of the Plan are to induce the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and to provide such persons with additional incentive to promote the success of the business of the Company and its Subsidiaries.

     2. Definitions.

         (a) Defined Terms. The following words as used in the Plan shall have the meanings ascribed to each below.

                  "Award" means a benefit payable under the Plan, as provided herein.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries, or (v) as defined in the Participant's employment agreement (or other document or documents evidencing the terms of the Participant's employment), if any, with the Company or a Subsidiary.

                  "Change in Control" means (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such individuals have been elected as directors or nominated for election by the stockholders as directors by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (ii) the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which merger the Company is not the surviving entity as a publicly held corporation, (iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years, (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of directors or
(v) as defined in the Participant's employment agreement (or other document or documents evidencing the terms of the Participant's employment), if any, with the Company or a Subsidiary. For the purposes hereof, (i) the term

"Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (ii) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity and (iii) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person."

                  "Code" means the Internal Revenue Code of 1986, as in effect at the time with respect to which such term is used.

                  "Committee" means the Compensation Committee of the Board or such other Committee of the Board that the Board shall designate from time to time to administer the Plan or any subcommittee thereof.

                  "Company" means Phillips-Van Heusen Corporation, a Delaware corporation.

                  "Fiscal Year" means each fiscal year of the Company, as set forth in the Company's books and records.

                  "Participant" means each of the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

                  "Performance Cycle" means a three-year period commencing on the first day of a Fiscal Year and ending on the last day of the second subsequent Fiscal Year.

                  "Plan" means the Phillips-Van Heusen Corporation Long-Term Incentive Plan, as set forth herein and as may be amended from time to time.

                  "Subsidiary" has the meaning ascribed to such term in section 424(f) of the Code.

         (b) Interpretation.

                  (i) The definitions of terms defined herein shall apply equally to both the singular and plural forms of the defined terms.

                  (ii) Any pronoun shall include the corresponding masculine, feminine and neuter forms, as the context may require.

                  (iii) All references herein to Sections shall be deemed to be references to Sections of the Plan unless the context shall otherwise require.

                  (iv) The headings of the Sections are included for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of the Plan.

     3. Effective Date. The Plan became effective January 31, 2000, subject to ratification by the Company's stockholders.

     4. Eligibility. Participation in the Plan with respect to any Performance Cycle shall be available only to the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Company.

     5. Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board each of whom it is intended would be "outside directors" within the meaning of section 162(m)(4)(C) of the Code. The Committee shall be appointed annually by the Board. The Board may, at any time, from time to time, remove any members of the Committee, with or without cause, appoint additional directors as members of the Committee and fill vacancies on the Committee, however created. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority vote of its members at a meeting duly called and held.

     6. Administration. Subject to the express provisions of the Plan, the Committee shall have complete authority to administer and interpret the Plan. The Committee shall establish the performance objectives for any calendar year in accordance with Section 5 hereof and certify whether such performance objectives have been attained prior to the payment of any Award. Any determination made by the Committee under the Plan shall be final and conclusive. Any dispute or disagreement that may arise hereunder or as a result of or in connection with any action taken hereunder shall be resolved by the Committee in its sole discretion. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. The Company shall pay all expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

     7. Determination of Participation, Performance Criteria and Bonuses.

         (a) Participation and Performance Criteria. The Committee shall determine who the Participants for each Performance Cycle will be and establish the performance objective or objectives that must be satisfied in order for a Participant to receive an Award for such Performance Cycle, within 90 days of the commencement of such Performance Cycle.

         (b) Performance Objectives. Performance objectives shall be based upon earnings per share growth, return on equity performance or such other performance criteria as may be established by the Committee. The Committee shall establish three targets for each Performance Cycle for the performance objectives established by the Committee. The three targets shall consist of a threshold level (below which no Award shall be payable), a plan level and a maximum level (above which no additional Award shall be payable).

         (c) Award Percentages.


                  (i) At the time that the Committee determines the Participants and establishes the performance objectives with respect to a Performance Cycle, it shall determine the Award payable to each Participant with respect to such Performance Cycle if the applicable threshold, plan or maximum target level is attained. An Award for a Performance Cycle shall be equal to a percentage of a Participant's base salary on the last day of such Performance Cycle. In determining the Award percentage for each Participant, the Committee may take into account the nature of the services rendered by such Participant, his past, present and potential contribution to the Company and its Subsidiaries, his seniority with the Company or any of its Subsidiaries and such other factors as the Committee, in its discretion, shall deem relevant.

                  (ii) If a threshold, plan or maximum target level is achieved, each applicable Participant shall receive the applicable Award determined, as provided above, for the target level achieved. If the level achieved falls between two of the target levels, a Participant shall receive an Award based on a straight line interpolation between the Awards for the two target levels.

         (d) Termination of Employment During Performance Cycle. If a Participant's employment terminates during a Performance Cycle for which he was determined to be a Participant by reason of his death or disability, such Participant or his estate shall receive the Award, if any, which would otherwise have been payable to such Participant for such Performance Cycle pro rated to the portion of such Performance Cycle actually worked by such Participant. Any such Award shall be paid promptly after it is determined to be payable.

         (e) Determination of Awards. The Committee shall determine whether any targets were achieved for a Performance Cycle, which Participants shall have earned bonuses as the result thereof, and the Awards, if any, to which such Participants are entitled no later 90 days subsequent to the last day of the Performance Cycle with respect to which such Awards were earned.

         (f) Change in Control. Notwithstanding the foregoing, in the event that there shall be a Change In Control during the third year of a Performance Cycle, each Participant for such Performance Cycle shall be entitled to receive the Award payable to such Participant if the maximum target level for such Performance Cycle had been achieved.

         (g) Absolute Maximum Award. Notwithstanding any other provision in the Plan to the contrary, the maximum Award that may be paid to any Participant under the Plan with respect to any Performance Cycle may not exceed $5,000,000.

      8. Payment.

         (a) Timing. Payment of any Award determined under Section 7 shall be paid (i) within 30 days following the Compensation Committee's certification as to performance results as set forth in Section 7(e) above or (ii) in the case of an Award payable in accordance with the provisions of Section 7(f) above, within 30 days of a Change in Control.

         (b) Forfeiture. Except as otherwise set forth in Section 7(d), in order to remain eligible to receive an Award, a Participant must be employed by the Company on the payment date or must have died, become disabled, retired under the Company's retirement plan or have been discharged without cause subsequent to the end of the Performance Cycle and prior to the payment date.

         (c) Form of Payment. All Awards payable under the Plan, if any, shall be payable in cash. All amounts hereunder shall be paid solely from the general assets of the Company. The Company shall not maintain any separate fund to provide any benefits hereunder, and each Participant shall be solely an unsecured creditor of the Company with respect thereto.

     9. General Provisions of the Plan.

         (a) Term of the Plan. The Plan shall be effective with respect to Performance Cycles commencing in 2000 through 2004 and shall terminate upon the payment of all Awards, if any, earned with respect to the Performance Cycle commencing in 2004, unless the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the stockholders of the Company occurring on or prior to the date of the 2004 Annual Meeting of Stockholders shall approve the continuation of the Plan.

         (b) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise. (c) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

     10. No Right of Continued Employment. Neither the existence nor any term of the Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries, nor shall participation herein for any Performance Cycle confer upon any Participant any right to participate in the Plan with respect to any subsequent Performance Cycle.

     11. No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any Awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     12. Miscellaneous.

         (a) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation or other entity which acquires all or substantially all of the Company's assets or (ii) any corporation or other entity into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

         (b) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

         (c) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

     13. Amendment and Termination. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan as it deems advisable; provided, however, that no such action shall be effective without approval by the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at any special or annual meeting of the Company's stockholders, to the extent such approval is necessary to continue to qualify the amounts payable hereunder to "covered employees" (within the meaning of section 162(m) of the Code) as deductible under section 162(m) of the Code.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         PHILLIPS-VAN HEUSEN CORPORATION

                               200 Madison Avenue

                          New York, New York 10018-3903

         BRUCE J. KLATSKY and MARK WEBER, or either of them, with power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PHILLIPS-VAN HEUSEN CORPORATION held by the undersigned at the Annual Meeting of Stockholders to be held in New York, New York, on June 13, 2000, and any adjournments thereof, on the matters printed on the reverse side.

         This Proxy when properly executed will be voted on the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

           o FOR the election of all the nominees for director;
           o FOR the approval of the Company's 2000 Stock Option Plan;
           o FOR the approval of the Company's Performance Incentive Bonus Plan;
           o FOR the approval of the Company's Long-Term Incentive Plan; and
           o FOR the appointment of auditors.

                      (Continued, and to be dated and signed on the other side.)


                                                 PHILLIPS-VAN HEUSEN CORPORATION
                                                 P.O. BOX 11287
                                                 NEW YORK, NY 10203-0287

                             Detach Proxy Card Here

--------------------------------------------------------------------------------
      ____
     |____|

The Board recommends a vote FOR proposals 1, 2, 3, 4 and 5 below:
                            ---

1. Election of the nominees for     FOR all nominees     WITHHOLD AUTHORITY to vote          EXCEPTIONS*
   director listed below:           listed below   /X/   for all nominees listed below  /X/               /X/

NOMINEES: EDWARD H. COHEN, JOSEPH B. FULLER, JOEL H. GOLDBERG, MARC GROSMAN,
          DENNIS F. HIGHTOWER, BRUCE J. KLATSKY, MARIA ELENA LAGOMASINO, HARRY N.S. LEE, BRUCE MAGGIN, PETER J. SOLOMON and MARK WEBER.
(Instruction: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ____________________________________________________________________

2. Approval of the Company's 2000 Stock Option Plan.          3. Approval of the Company's Performance Incentive Bonus Plan.

   FOR  /X/    AGAINST   /X/     ABSTAIN     /X/                 FOR   /X/   AGAINST    /X/    ABSTAIN    /X/

4. Approval of the Company's Long-Term Incentive Plan.        5. Appointment of auditors.

   FOR  /X/    AGAINST  /X/      ABSTAIN    /X/                  FOR  /X/    AGAINST   /X/     ABSTAIN   /X/

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                                    Address change
                                                    and/or comments  /X/


                                   NOTE: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

                                   Dated:_________________________________, 2000

                                   _____________________________________________
                                                     Signature

                                   _____________________________________________
                                            Signature, if held jointly

To vote, fill in (X) with black or blue ink, only. /X/
                                             ----
--------------------------------------------------------------------------------

              Please Detach Here
You Must Detach This Portion of the Proxy Card
 Before Returning It in the Enclosed Envelope